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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First National Bankshares of Florida, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary L. Tice, Chairman and Chief Executive Officer of the Company, and Robert T. Reichert, Senior Vice President, Chief Financial Officer and Treasurer do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Gary L. Tice
     --------------------------------------
     Gary L. Tice
     President and Chief Executive Officer
     March 12, 2004

     /s/ Robert T. Reichert
     --------------------------------------
     Robert T. Reichert
     Senior Vice President, Chief Financial
       Officer and Treasurer
     March 12, 2004


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